Exhibit 99.1

Chime Announces Agreement to Acquire Stride Bank

Advances Chime’s vision to become the leading consumer technology company built to bank mainstream America

Bank subsidiary to add foundational piece to Chime’s vertically integrated platform

Expected to be immediately accretive to Chime’s EPS, with more than $100 million in net synergies

SAN FRANCISCO, Sep. 8, 2026 — Chime® (NASDAQ: CHYM), America’s #1 choice for banking1, today announced that it has entered into a definitive agreement to acquire Stride Bank, N.A. (“Stride”) for $590 million in cash.2 Stride is a nationally chartered bank that has been Chime’s bank partner for more than seven years. Upon closing, Stride will become Chime Bank, N.A. and operate as a wholly owned subsidiary of Chime.

The transaction marks an important milestone in Chime’s evolution from industry challenger to category leader. Chime’s technology-driven, payments-led model has reshaped the industry and now helps more than 10 million Active Members3 make financial progress. The combination of Chime’s digital core, trusted brand, and primary account relationships with Stride’s national charter and bank infrastructure will create an end-to-end platform built for the AI era. This will strengthen key competitive advantages that have driven Chime’s industry-leading growth:

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Faster product innovation for the AI era. Integrating ChimeCore, the company’s AI-native, proprietary technology stack, with Stride’s banking infrastructure will unify data, decisioning, and reduce handoffs. AI is allowing Chime to build faster than ever, and a subsidiary bank charter will allow for even more streamlined development of regulatory compliant products.

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Increased resilience and member trust. Combining Chime’s modern technology with Stride’s scaled banking foundation will make the platform even more reliable and resilient. A direct connection between Chime and the bank behind member accounts will also deepen trust and give more consumers the confidence to make Chime their primary account.

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Even stronger structural cost advantage. Owning the bank will eliminate partner-bank fees, reduce funding cost, and improve unit economics. The combined entity will be able to serve consumers across all 50 states and expand the addressable market.

“We founded Chime because mainstream America deserved better banking,” said Chris Britt, CEO and Co-founder of Chime. “Our member-aligned, technology-driven strategy will remain the same. This acquisition will make our proven model even stronger. By combining Chime’s leading brand and deep member relationships with Stride’s national charter and team, we will accelerate toward our vision to be the largest provider of primary bank accounts in America.”

A Proven Partnership

Founded in 1913 and headquartered in Enid, Oklahoma, Stride is a bank with deep community roots and a long track record of serving consumers, businesses, and fintech partners. Its experienced leadership, strong operations, and established banking, risk and compliance capabilities have made Stride a trusted Chime partner. Chime member accounts are already a significant contributor to Stride’s deposits, reflecting the scale and strength of the companies’ relationship. The close working relationship and established processes between the companies will ensure a smooth transition for Chime and Stride’s customers.

“Stride has spent more than a century serving customers and strengthening communities,” said Brud Baker, Chairman and CEO of Stride Bank. “For seven years, we have seen firsthand how Chime puts members first and how seriously it takes its mission. That gives us real confidence in this combination and the future we can build together. Stride’s national bank charter and experienced team will be central to what comes next. I look forward to continuing to lead Chime Bank, creating new opportunities for our customers, communities, and employees.”

The acquisition of Stride Bank provides Chime with a faster and more proven path to full-stack ownership versus pursuing a de novo bank charter.

Chime and Stride share a longstanding commitment to the people and communities they serve. Chime has put that into action by pledging 1% of its equity to the Chime Scholars Foundation, which has already provided nearly $10 million in post secondary scholarships to approximately 1,500 scholars over the past five years. Following the acquisition, the combined organization will look to create new opportunities to deepen its impact nationwide.

Financially Compelling from Day One

Chime’s core mission, strategy, and business model will remain the same — payments-led and asset-light. Owning rather than partnering will give the company greater speed, control, and stronger economics. It will also allow Chime to more efficiently expand its fast-growing lending business powered by disciplined underwriting.

The transaction is expected to be accretive to earnings per share immediately upon closing, with further upside over time. Chime expects to realize more than $100 million in net synergies, driven by sponsor bank fee savings, expansion of lending products, and a significantly lower cost of funds.

The transaction value represents approximately 1.5x tangible book value for Stride, a profitable and well-capitalized bank. Chime is profitable and expects to fund the purchase from cash on its balance sheet, with no incremental capital contribution anticipated.

Following the closing, Chime expects to consolidate its banking activities at Stride, which will focus primarily on supporting Chime’s consumer business. Chime will manage its balance sheet and keep its assets below $10 billion for the foreseeable future.

Raising Third-Quarter and Full-Year 2026 Guidance4

For the third quarter, Chime now expects revenue of $705 million, representing year-over-year growth of approximately 30%, and adjusted EBITDA of $117 to $120 million, a margin of roughly 17%.

For the full year, Chime now expects revenue of $2.76 to $2.77 billion, representing year-over-year growth of approximately 26% to 27%, and adjusted EBITDA of $481 to $489 million, a margin of 17% to 18%.

Transaction Details

The transaction is expected to close in the first half of 2027, subject to approvals by the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System, and the satisfaction of other customary closing conditions.

The boards of directors of both companies have unanimously approved the transaction.

Advisors

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Chime in connection with the transaction, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Chime. Additionally, Piper Sandler & Co. is serving as financial advisor to Stride, and McAfee & Taft is serving as legal counsel to Stride in connection with the transaction.

About Chime

Chime (Nasdaq: CHYM) is a financial technology company founded on the premise that core banking services should be helpful, easy, and free. We offer a broad range of low-cost banking and payments products that address the most critical financial needs of everyday people. Our member-aligned business model has helped millions of people to unlock financial progressTM. Member deposits are FDIC-insured through The Bancorp Bank, N.A. or Stride Bank, N.A., Members FDIC, up to applicable limits*.

*

Chime is not FDIC-insured. The Bancorp Bank, N.A. and Stride Bank, N.A. are the FDIC-insured members. Deposit insurance covers the failure of an insured bank. Certain conditions must be satisfied for pass-through deposit insurance coverage to apply. FDIC deposit insurance limit is $250,000 per depositor, per insured bank, per ownership category.

About Stride Bank, N.A.

Founded in 1913, Stride Bank, N.A. has built a steadfast legacy of trust and stability, with over a century dedicated to community banking excellence. Our branch network includes physical locations in Oklahoma and Salt Lake City, where we offer a comprehensive range of financial products and services including consumer and commercial banking, treasury management, mortgage lending, and wealth management. We have a proud history of innovation and are recognized as an industry leader for pioneering sophisticated payment and lending solutions for prominent national brands. We are committed to staying true to our roots while also adapting to meet the evolving needs of our customers. Member FDIC. Equal Housing Lender. Discover more at www.stridebank.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “aim,” “try,” “predict,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements in this release include, but are not limited to, statements about the benefits of the proposed transaction between Chime and CSC, including future financial and operating results, statements related to the expected timing of the completion of the transaction, Chime’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Chime to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized; (2) disruption to Chime’s business as a result of the announcement and pendency of the transaction; (3) the risk that the integration of CSC’s business and operations into Chime will be materially delayed or will be more costly or difficult than expected, or that Chime is otherwise unable to successfully integrate CSC’s businesses into its own, including as a result of unexpected factors or events; (4) the ability by each of Chime and CSC to obtain required governmental and third-party approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect Chime after the closing of the transaction or adversely affect the expected benefits of the transaction; (5) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction; (6) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) risks related to management and oversight of the expanded business and operations of Chime following the transaction due to the increased size and complexity of its business; (9) increased scrutiny by, and additional regulatory requirements of, governmental authorities as a result of the transaction or the size, scope and complexity of Chime’s business operations following the transaction, including the fact that, as a result of the transaction, Chime will become a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended; (10) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Chime before or after the transaction, or against CSC; and (11) general competitive, economic, political and market conditions and other factors that may affect future results of Chime and CSC, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. The forward-looking statements contained in this release are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted, including those more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q. All forward-looking statements in this release are based on information available to Chime and assumptions and beliefs as of the date hereof, and Chime disclaims any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures

This release includes certain financial measures that are not prepared in accordance with GAAP, including adjusted EBITDA and adjusted EBITDA margin, that we use to facilitate analysis of our financial trends and for internal planning and forecasting purposes. We use these non-GAAP financial measures in conjunction with GAAP measures to evaluate our operating performance, formulate business plans, prepare budgets and forecasts, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. We believe that these non-GAAP financial measures provide useful information to investors, analysts, and others about our business and financial performance, enhance their overall understanding of our performance, and can assist in providing a more consistent and comparable overview of our financial performance across periods. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected on our consolidated statements of operations. Accordingly, our non-GAAP financial measures are presented for supplemental purposes only and should be considered in addition to, and not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP measures included in this release, or a GAAP reconciliation, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these forward-looking non-GAAP metrics to their corresponding forward-looking GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss), adjusted for (i) depreciation and amortization expense, (ii) other income (expense), net, (iii) provision (benefit) for income taxes, (iv) stock-based compensation expense including related payroll tax, and (v) certain expenses that do not reflect our core operations and may vary significantly from period to period, including restructuring charges, impairment charges, stock-based charitable expense, and certain legal and regulatory charges, as applicable.

Adjusted EBITDA Margin

We define adjusted EBITDA margin as adjusted EBITDA divided by revenue.

We believe that adjusted EBITDA and adjusted EBITDA margin are key measures of our operating performance, and management uses these measures to formulate business plans, prepare budgets and forecasts, and make strategic decisions.

[1]

Chime Checking Account is required. Ranking based on a blind survey conducted by Chime in May 2026 of consumers who opened a new personal checking account at a different institution listed in the survey in the preceding six months. Chime offers access to checking accounts used for everyday banking.

[2]

Pursuant to the transaction, Chime will acquire Central Service Corporation (“CSC”), the parent holding company of Stride. The purchase price is subject to certain adjustments set forth in the definitive agreement.

[3]

We define an Active Member as a member who has initiated a money movement transaction on our platform in the last calendar month of the applicable period. Member-initiated money movement transactions include, but are not limited to, purchases with Chime-branded debit or credit cards, funding a member account, withdrawing funds from an ATM, sending or receiving funds with Pay Anyone, or taking or repaying a MyPay advance or an Instant Loan. Active Members are a key indicator of the scale of our engaged member base.

[4]

The provided outlook constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and is subject to a number of risks. See the cautionary note regarding “Forward-Looking Statements”.

Contacts

Chime:

Investors: ir@chime.com

Press: press@chime.com

Stride:

Investors & Media: ir@stridebank.com